UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22187

PAX WORLD FUNDS TRUST II
(Exact name of registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH			03801
(Address of principal executive offices)			(Zip code)

Pax World Management LLC 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 Attn.: Joseph Keefe
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	12/31/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.   Annual Report to Shareholders

December 31, 2012

ANNUAL REPORT

Pax MSCI North America
ESG Index ETF

(NASI)

Pax MSCI EAFE ESG
Index ETF

(EAPS)

Table of Contents

Letter to Shareholders	2
Sustainability Update	5
Commentary and Portfolio Highlights	8
Pax MSCI North America ESG Index ETF	8
Pax MSCI EAFE ESG Index ETF	12
Shareholder Expense Examples	17
Schedules of Investments	19
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	28
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	40

For More Information

General Fund Information

888.729.3863

www.esgshares.com

Transfer Agent and
Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Investment Adviser

Pax World Management LLC

30 Penhallow Street, Suite 400

Portsmouth, NH 03801

Distributor

ALPS Distributors, Inc.

1290 Broadway, #1100

Denver, CO 80203

Letter to Shareholders

by Joseph Keefe, President & CEO

Dear fellow shareholders,

In the investment world, 2012 was a curious year. Markets remained somewhat volatile, the economy continued to stumble through an anemic recovery, businesses were reluctant to hire, money remained on the sidelines, and "uncertainty" seemed to be the recurring explanation for why things weren't getting any better. Uncertainty over Europe's fiscal situation, uncertainty about slowing growth in China, the U.S. election, the so-called "fiscal cliff," changes in tax policy... Every piece of good news, and there was some—lower household debt, improved consumer sentiment and spending, home prices recovering, banks starting to lend after repairing their balance sheets—was greeted with a big, "Yes, but... there's still so much uncertainty."

At year end, however, the S & P 500 Index1 was up 16.00%, the Russell 2000 Index2 of small-cap stocks was up 16.35%, the Lipper High Yield Bond Funds Index3 was up 15.40% and international developed markets as represented by the MSCI EAFE Index4 were up 17.32%. Markets performed quite well, in other words, even against a backdrop of caution and uncertainty.

As the year closed, Congress wisely chose to steer clear of the fiscal cliff and a self-inflicted recession. President Obama got some of the revenue he wanted and we will have to see what transpires in the next act of the seemingly endless drama over spending and taxes. My strong sense is that, should Congress and the President avoid budget sequestration, which would be as silly as it is destructive, and perhaps even come to terms on an earnest long-term deficit reduction and economic growth package, this would send the mother of all positive

1The S&P 500 Index is an unmanaged index of large capitalization common stocks.

2The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

3The Lipper High Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds Average. The Lipper High Current Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Bond Funds Index is not what is typically considered an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

4The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

An investor cannot invest directly in an index.

signals to the market. Much of the uncertainty, much of the delayed hiring and pent-up demand, much of the cash on the sidelines, would suddenly dissipate. A full-fledged recovery could begin to take shape. In fact, one could argue that it is already underway—if only policy makers would not undermine it.

In the meantime, herein you will find information about how Pax World's two Exchange-Traded Funds ("ETFs")—the Pax MSCI North America ESG Index Fund (NASI) and the Pax MSCI EAFE ESG Fund (EAPS)—performed in 2012.

At Pax World, our view is that sustainable investors need to remain focused on the long term even as companies, markets and policy makers too often allow the short-term to dominate. The preoccupation with short-term profit at the expense of more meaningful long-term metrics is taking an increasing toll. In 2012, that toll arguably included Hurricane Sandy. In fact, the environmental fallout from our current economic paradigm is becoming acute. All of earth's natural systems—air, water, minerals, oil, forests and rainforests, soil, wetlands, fisheries, coral reefs, the oceans themselves—are in serious decline. Climate change (and the altered weather patterns associated with it) may be the most urgent crisis but it is really only a symptom. "The problem," as Australian ecologist Paul Gilding has written, "is the delusion that we can have infinite quantitative economic growth, that we can keep having more and more stuff, on a finite planet."5

Our ability to address climate change and other environmental and resource challenges has been hampered by our long-time underinvestment in infrastructure. My own view is that we need to be sounding the alarm about climate change, resource scarcity and the need for a massive public/private investment in clean energy, energy efficiency and other resource optimization technologies. The problem is not going away. A warming climate, rising global population, a growing middle class in developing nations, increased demand for resources, including food and water, rising commodity prices... The age of resource scarcity is upon us.

As a result of these trends, we see a rapidly accelerating global demand for efficiency solutions in the areas of energy (renewable energy and energy efficiency), water (water infrastructure and technologies, pollution control) and waste (waste management and technologies, environmental support services). And we see growing demand for sustainable investment solutions more generally. Sustainable investing offers investors strategies to manage the risks and take advantage of the opportunities associated with the transition to a low-carbon, resource-efficient global economy. It offers a way for investors to be part of the solution rather than part of the problem, and to align their investments with the urgent need for solutions to these critical issues.

2012 was a challenging year but something tells me 2013 will be too. That's OK. In fact, that's what we are here for: to help investors manage their way through these challenges times. The fundamental premise underlying sustainable investing is that business corporations and markets need to alter their focus from maximizing short-term profit to maximizing long-term value, and long-term value must expressly include the societal benefits associated with or

5Paul Gilding, the Great Disruption, Bloomsbury Press, 2011, p. 186.

derived from economic activity. The connections between economic output and ecological/societal health should not be incidental, let alone negative, but must be expressly and positively linked. At Pax World, we promise to stay committed to this approach, which in the long run we think best serves investors, society and the planet.

Peace,

Joseph F. Keefe
President and CEO

December 31, 2012

Sustainable Investing

Sustainability Update

The second half of 2012 put three of the issues at the heart of sustainable investing into the public spotlight: climate, board diversity and guns.

Climate change has been there before, of course, but after two very bad hurricane years in 2004 and 2005, followed by gridlock on emissions at the federal policy level, the issue drifted into a news backwater for a few years. It came roaring back with Hurricane Sandy, followed by news that 2012 was the hottest year on record for the contiguous United States, and the ninth hottest on record globally (the only eight years with higher temperatures have all happened since 1987). Moreover, after four years of doing very little on climate change, President Obama has made action on climate change a political priority for his second term.

Whether climate change tops the news charts is often a matter of what else is happening at any given moment. But it has been a top priority for Pax World for many years, as it is one of the most profound challenges humanity faces, and will require the active commitment of the sustainable investment community to help solve it. For our part, Pax World has taken action on several fronts: offsetting our own greenhouse gas emissions through Native Energy, encouraging companies to understand their own emissions and take steps to reduce them, and joining others to support public policies needed to morph our economy from one dependent on fossil fuels to one based on clean, renewable energy. Some specific recent actions include:

•  Pax World endorsed a letter to the U.S. Congress, organized by the Investor Network on Climate Risk (INCR), urging the extension of the production tax credit for wind energy. The tax credit was extended by Congress in its deal with the President to avoid the fiscal cliff.

•  Pax World signed on to an investor letter sponsored by Ceres to the newly formed oil sands industry collaborative named Canada's Oil Sands Innovation Alliance (COSIA). Investors laid out clear and specific expectations for how the industry can improve its environmental and social performance.

•  Pax World signed on to a letter, sponsored by the American Sustainable Business Council, to EPA Administrator Lisa Jackson in support of the adoption of the Greenhouse Gas New Source Performance Standard or the Carbon Pollution Standard for New Power Plants, which would establish a national carbon pollution standard for new power plants for the first time.

December 31, 2012

Sustainability Update, continued

While not much happened in U. S. policy circles with respect to board diversity, the global landscape has been more lively. Several European states (including France, the Netherlands, Italy and Belgium) enacted legislation in 2011 aimed at improving gender balance on corporate boards, following earlier actions in Norway. That prompted the European Commission to assess gender diversity on boards, and in November 2012 the Commission proposed to set an objective of 40% female representation on public company boards as a quota to be met in 2020. That action, plus efforts elsewhere in the world (e.g., Australia) to improve gender balance on boards, kept the spotlight on board diversity. Over the past year, Pax has filed several shareholder proposals urging companies to diversify their boards, and most recently we were successful in convincing Hospitality Properties Trust and Riverbed Technologies to modify their governance guidelines to specify that gender diversity would be a component of every director search. Pax World continues to file resolutions and conduct focused dialogues with companies in pursuit of gender balance on corporate boards. Pax World has also been deeply involved with the Thirty Percent Coalition, an organization comprising industry leaders, including senior business executives, national women's organizations, institutional investors with approximately $1.2 trillion in assets under management, corporate governance experts and board members. The goal of the Coalition is to assure that women hold 30% of board seats at public companies by the end of 2015. That coalition has, in the past few months, sent letters urging greater gender diversity on boards to all the companies in the S&P 500 that have no women on their boards, and we are in the process of sending letters to companies in the Russell 1000 index that have no women on their boards.

Guns also debuted on the investment landscape in 2012 with the terrible incident in Newtown, Connecticut. While shootings in schools or other public places have long ignited horror and outrage, the shockwave rarely reached into the investment world. This time, however, it did, and almost immediately after the incident, some of the nation's largest pension funds announced that they would divest or are considering divesting holdings in gun manufacturers. A lot of editorial debate has since been devoted to whether this would really affect the fortunes of gun manufacturers. We don't think that is the crux of the matter. Pax World chose, right from the start, not to invest in companies that manufacture weapons, and we remain committed to that choice—not because we think it will drive gun manufacturers' stock prices down to the point where they disappear, but because we would rather not profit from the manufacture of guns, and we would rather not be owners of companies that siphon millions of dollars, through political contributions and gun purchase programs, to the National Rifle Association.

December 31, 2012

Sustainability Update, continued

While fund managers, gun owners and activists of many stripes debate the wisdom of introducing this ultra-polarized political issue onto the landscape of fund management, the fact remains that the status quo is not neutral with respect to the place or type of guns in our society: those who own stocks of gun makers are profiting from the use of guns in our society, and the companies they own are deeply involved in the political landscape of gun ownership and control. Over the past seven years, corporations have contributed between $19.6 million and $52.6 million1 to the NRA's Ring of Freedom program, and the NRA has fiercely resisted public policy attempts to place any limits on the type of guns that may be sold or owned in the United States, including assault weapons.

We are under no illusion that investments are somehow socially neutral. They have consequences. At Pax World, the focus of all our advocacy, directly with companies and also through public policy, is to make our economy and society more sustainable, which we believe will be good for investors along with everyone else.

1Violence Policy Center, Blood Money: How the Gun Industry Bankrolls the NRA, April 2011.

Pax MSCI North America ESG Index ETF

December 31, 2012

Commentary

The Pax MSCI North America ESG Index ETF (NASI) employs a passive management approach, seeking to track the performance of the MSCI North America ESG Index, a broadly diversified, sector-neutral index of American and Canadian companies with superior ESG performance as rated by MSCI ESG Research.

For the one-year period ended December 31, 2012, the Fund's NAV return was 12.77%, tracking the MSCI North America ESG Index return of 13.41% and the MSCI North America Index return of 15.57%.

During the period the financial, health care and the consumer discretionary sectors made the most positive contributions to performance while utilities and the energy sectors contributed the least amount to performance. There were no sectors that had a negative contribution to performance during the period. From a country prospective, the United States (88.88% average weight of total investments for the period) made up the largest positive contribution to performance due to its significant weight in the ETF. During the period, Canada (10.25% average weight of total investments) also contributed positively to performance.

Companies that contributed positively to performance included Oracle Corp., a manufacturer of enterprise software systems which reported strong earnings on cloud computing demand; Gilead Sciences, Inc., a biopharmaceutical company received FDA approval for their HIV drug and had positive results in a late stage trial for their new Hepatitis C drug. Both companies posted strong returns during the period. Companies that detracted most from performance included Hewlett-Packard Co., a manufacturer of computer and printer systems; and Intel Corp., a manufacturer of computer components. Both companies declined during the period due to weak demand for personal computers.

The Fund described herein is indexed to an MSCI index. The Fund referred to herein is not sponsored, endorsed or promoted by MSCI or its affiliates, and MSCI and its affiliates bear no liability with respect to any such fund or any index on which such fund is based.

The MSCI North America ESG Index is designed to measure the performance of equity securities of issuers organized or operating in the United States and Canada that have high environmental, social and governance (ESG) ratings relative to their sector and industry group peers, as rated by MSCI ESG Research annually.

MSCI ESG Research evaluates companies' ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The rating system is based on general and industry specific ESG criteria, assigning ratings on a 9-point scale from AAA (highest) to C (lowest). Constituents of the MSCI EAFE Index having an ESG rating of B or above are eligible for inclusion in the Index.

December 31, 2012

Commentary, continued

The MSCI North America ESG Index includes or utilizes data, ratings, analysis, reports, analytics or other information or materials from MSCI's ESG Research Group within Institutional Shareholder Services Inc., an indirect wholly-owned subsidiary of MSCI. The prospectus contains a more detailed description of the limited relationship MSCI has with Pax World Management LLC, ESG Shares and any related funds.

The MSCI North America Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of North America.

Unlike the Fund, the MSCI North America ESG Index and the MSCI North America Index are not investments, are not professionally managed and do not reflect deductions for fees, expenses or taxes.

Pax MSCI North America ESG Index ETF

December 31, 2012

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

Returns—Period ended December 31, 2012

		Total Return
	One year	Since Inception[1]
NAV Return[2]	12.77%	8.72%
Market Value Return[2]	12.37%	8.70%
MSCI North America ESG Index[3]	13.41%	9.39%
MSCI North America Index[4]	15.57%	11.50%

Total annual operating expenses for Pax MSCI North America ESG Index ETF are 0.50%

All total return figures assume reinvestment of dividends and capital gains at net asset value; actual returns may differ. Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.esgshares.com or call us at 888-729-3863.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund's performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions.

1The Fund's inception date is May 18, 2010.

2The NAV return is based on the closing NAV (net asset value per share) of the Fund and the Market Value return is based on the market price per share of the Fund. The market prices used for Market Value returns are based on the midpoint of the bid/ask spread at 4 p.m. ET and do not represent the returns an investor would receive if shares were traded at other times.

Pax MSCI North America ESG Index ETF

December 31, 2012

Portfolio Highlights (Unaudited), continued

3The MSCI North America ESG Index is designed to measure the performance of equity securities of issuers organized or operating in North America that have high environmental, social and governance (ESG) ratings from MSCI, selected initially and adjusted annually by MSCI.

4The MSCI North America Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of North America.

Asset Allocation	Percent of Net Assets
Common Stocks	99.8%
Money Market Fund	0.7%
Other Assets & Liabilities	(0.5)%
Total Net Assets	100.0%

Top Ten Holdings

Company	Percent of Net Assets
IBM	3.1%
Johnson & Johnson	2.9%
Procter & Gamble Co.	2.8%
Google, Inc. (Class A)	2.8%
Oracle Corp.	2.0%
Merck & Co., Inc.	1.9%
PepsiCo, Inc.	1.6%
QUALCOMM, Inc.	1.6%
Cisco Systems, Inc.	1.6%
Intel Corp.	1.5%
Total	21.8%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable. Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	19.0%
Financials	18.3%
Health Care	12.1%
Consumer Discretionary	11.9%
Industrials	10.5%
Consumer Staples	10.1%
Energy	8.7%
Materials	5.0%
Utilities	2.5%
Telecommunication Services	1.7%
Cash and cash equivalents plus other assets less liabilities	0.2%
Total	100.0%

Geographical Diversification

Country	Percent of Net Assets
United States	89.5%
Canada	10.3%
Other Countries	0.7%
Other Assets & Liabilities	(0.5)%
Total	100.0%

Pax MSCI EAFE ESG Index ETF

December 31, 2012

Commentary

The Pax MSCI EAFE ESG Index ETF (EAPS) employs a passive management approach, seeking to track the performance of the MSCI EAFE ESG Index, which consists of companies operating in developed market countries around the world, excluding the U.S. and Canada, that have superior ESG performance as rated by MSCI ESG Research.

For the one-year period ended December 31, 2012, the Fund's NAV return was 16.98%, almost matching the MSCI EAFE ESG Index return of 17.03%, while slightly underperforming the MSCI EAFE index return of 17.32%.

During the period, regional exposure to Europe, which is the largest regional weighting (41.17% average weight of total investments for the period) in the ETF, was the greatest positive contributor to performance. The European sovereign debt crisis1 abated during the period and drove many of the European stock indices higher for the year. UK (23.98% average weight of total investments for the period) also made a meaningful positive contribution during the period. Greece (0.16% average weight of total investments for the period) was the only country that had a negative contribution to performance.

Companies that contributed positively to performance included HSBC Holdings PLC, a London based international banking and financial services company; and Mitsui Fudosan Co. Ltd, a Tokyo, Japan based real estate service and development company. The European sovereign debt crisis stabilized during the period driving shares higher for many of the large-cap European banks. A continued recovery from the tsunami and nuclear disaster helped support higher prices for many Japanese real estate companies. Companies that detracted from performance included Shikoku Electric Power, a Japan based electric utility company; and BG Group PLC, a U.K. based energy company. Plant shutdowns, regulatory scrutiny and new safety standards weighed heavily on the shares Japanese electric utilities. Project delays and a poor outlook for growth depressed shares of BG Group during the latter part of the year.

1Sovereign debt are bonds issued by a national government in a foreign currency, in order to finance the issuing country's growth. Sovereign debt is generally a riskier investment when it comes from a developing country, and a safer investment when it comes from a developed country. The stability of the issuing government is an important factor to consider, when assessing the risk of investing in sovereign debt, and sovereign credit ratings help investors weigh this risk.

The Fund described herein is indexed to an MSCI index. The Fund referred to herein is not sponsored, endorsed or promoted by MSCI or its affiliates, and MSCI and its affiliates bear no liability with respect to any such fund or any index on which such fund is based.

The MSCI EAFE ESG Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities of issuers organized or operating in developed market countries around the world excluding the U.S. and Canada that have high environmental, social and governance (ESG) ratings relative to their sector and industry group peers, as rated by MSCI ESG Research annually. The Index targets

December 31, 2012

Commentary, continued

sector weights that reflect the relative sector weights of the MSCI Europe & Middle East Index and the MSCI Pacific Index. MSCI ESG Research evaluates companies' ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 9-point scale from AAA (highest) to C (lowest). Constituents of the MSCI EAFE Index having an ESG rating of B or above are eligible for inclusion in the Index.

The MSCI EAFE ESG Index includes or utilizes data, ratings, analysis, reports, analytics or other information or materials from MSCI's ESG Research Group within Institutional Shareholder Services Inc., an indirect wholly-owned subsidiary of MSCI. The prospectus contains a more detailed description of the limited relationship MSCI has with Pax World Management LLC, ESG Shares and any related funds.

The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Europe & Middle East Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe and the Middle East. The MSCI Europe & Middle East Index consisted of the following 17 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Israel, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Pacific Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in the Pacific region. The MSCI Pacific Index consisted of the following 5 developed market country indices: Australia, Hong Kong, Japan, New Zealand, and Singapore.

Unlike the Fund, the MSCI EAFE ESG Index, the MSCI EAFE Index, the MSCI Europe & Middle East Index and the MSCI Pacific Index are not investments, are not professionally managed and do not reflect deductions for fees, expenses or taxes.

Pax MSCI EAFE ESG Index ETF

December 31, 2012

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

Returns—Period ended December 31, 2012

		Total Return
	One year	Since Inception[1]
NAV Return[2]	16.98%	0.31%
Market Value Return[2]	19.71%	1.54%
MSCI EAFE ESG Index[3]	17.03%	0.77%
MSCI EAFE Index[4]	17.32%	-0.22%

Total annual operating expenses for Pax MSCI EAFE ESG Index ETF are 0.55%

All total return figures assume reinvestment of dividends and capital gains at net asset value; actual returns may differ. Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.esgshares.com or call us at 888-729-3863.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund's performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions.

1The Fund's inception date is January 27, 2011.

2The NAV return is based on the closing NAV (net asset value per share) of the Fund and the Market Value return is based on the market price per share of the Fund. The market prices used for Market Value returns are based on the midpoint of the bid/ask spread at 4 p.m. ET and do not represent the returns an investor would receive if shares were traded at other times.

Pax MSCI EAFE ESG Index ETF

December 31, 2012

Portfolio Highlights (Unaudited), continued

3MSCI EAFE ESG Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities of issuers organized or operating in Europe and the Asia Pacific region that have high environmental, social and governance (ESG) ratings from MSCI, selected initially and adjusted annually by MSCI.

4The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Asset Allocation	Percent of Net Assets
Common Stocks	99.5%
Preferred Stock	0.3%
Money Market Fund	2.7%
Rights	0.0%*
Other Assets & Liabilities	(2.5)%
Total Net Assets	100.0%

*Less than 0.05%.

Top Ten Holdings

Company	Percent of Net Assets
HSBC Holdings PLC	3.9%
Vodafone Group PLC	3.0%
Roche Holding AG	2.8%
Novartis AG	2.6%
GlaxoSmithKline PLC	2.5%
Commonwealth Bank of Australia	2.3%
BASF SE	2.0%
Westpac Banking Corp.	2.0%
Novo Nordisk A/S (Class B)	1.6%
Colruyt SA	1.6%
Total	24.3%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable. Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Financials	26.7%
Consumer Discretionary	13.1%
Health Care	11.8%
Industrials	11.7%
Consumer Staples	11.7%
Materials	7.4%
Energy	5.6%
Telecommunication Services	5.2%
Information Technology	3.9%
Utilities	2.7%
Cash and cash equivalents plus other assets less liabilities	0.2%
Total	100.0%

Pax MSCI EAFE ESG Index ETF

December 31, 2012

Portfolio Highlights (Unaudited), continued

Geographical Diversification

Country	Percent of Net Assets
Japan	22.9%
United Kingdom	22.5%
Australia	10.0%
Switzerland	9.2%
France	8.0%
Germany	5.5%
Spain	5.4%
Sweden	4.6%
Netherlands	2.7%
Belgium	2.0%
Denmark	2.0%
Italy	1.3%
Finland	0.8%
New Zealand	0.7%
Hong Kong	0.7%
Luxembourg	0.5%
Norway	0.5%
Austria	0.4%
Israel	0.1%
Ireland	0.0%*
Short Term Investment	2.7%
Other Assets & Liabilities	(2.5)%
Total	100.0%

*Less than 0.05%.

December 31, 2012

Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other funds. For more information, see the prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on July 1, 2012 and ending on December 31, 2012.

Actual Expenses The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes The second line in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table under each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning

December 31, 2012

Shareholder Expense Examples (Unaudited), continued

different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Annualized Expense Ratio	Expenses Paid During Period[1]
Pax MSCI North America ESG Index ETF
Based on Actual Fund Return	$1,000	$1,070.50	0.50%	$2.60
Based on Hypothetical 5% Return	1,000	1,022.59	0.50%	2.54
Pax MSCI EAFE ESG Index ETF
Based on Actual Fund Return	$1,000	$1,123.70	0.55%	$2.94
Based on Hypothetical 5% Return	1,000	1,022.34	0.55%	2.80

1 Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the period beginning on July 1, 2012 and ending on December 31, 2012).

Pax MSCI North America ESG Index ETF

December 31, 2012

Schedule of Investments

Security Description	Shares	Value
COMMON STOCKS: 99.8%
Consumer Discretionary: 11.9%
Advance Auto Parts, Inc.	129	$9,333
Autoliv, Inc.	171	11,524
AutoZone, Inc. (a)	62	21,975
Bed Bath & Beyond, Inc. (a)	426	23,818
Best Buy Co., Inc.	526	6,233
BorgWarner, Inc. (a)	206	14,754
Cablevision Systems Corp. (Class A)	351	5,244
Canadian Tire Corp., Ltd. (Class A)	138	9,616
CarMax, Inc. (a)	403	15,129
Chipotle Mexican Grill, Inc. (a)	55	16,360
Darden Restaurants, Inc.	228	10,276
Discovery Communications, Inc. (Series A) (a)	254	16,124
Discovery Communications, Inc. (Series C) (a)	170	9,945
Ford Motor Co.	6,392	82,776
GameStop Corp. (Class A)	241	6,047
Genuine Parts Co.	276	17,548
Gildan Activewear, Inc.	205	7,480
Harley-Davidson, Inc.	409	19,976
Hasbro, Inc.	205	7,360
J.C. Penney Co., Inc.	288	5,676
Johnson Controls, Inc.	1,208	37,086
Kohl's Corp.	400	17,192
Liberty Global, Inc. (Series A) (a)	245	15,433
Liberty Global, Inc. (Series C) (a)	200	11,750
Liberty Media Corp. – Interactive (Class A) (a)	925	18,204
Liberty Media Corp. – Liberty Capital (Class A) (a)	188	21,810
LKQ Corp. (a)	537	11,331
Lowe's Cos., Inc.	2,110	74,947
Macy's, Inc.	734	28,641
Marriott International, Inc. (Class A)	473	17,629
Mattel, Inc.	602	22,045
McDonald's Corp.	1,811	159,748
Mohawk Industries, Inc. (a)	103	9,318
Netflix, Inc. (a)	93	8,629
Newell Rubbermaid, Inc.	512	11,402
NIKE, Inc. (Class B)	1,306	67,390
Nordstrom, Inc.	295	15,782
O'Reilly Automotive, Inc. (a)	213	19,046
PetSmart, Inc.	196	13,395
Ross Stores, Inc.	405	21,931
Royal Caribbean Cruises, Ltd.	251	8,534
Scripps Networks Interactive, Inc. (Class A)	163	9,441
Staples, Inc.	1,231	14,033
Starbucks Corp.	1,362	73,030
Starwood Hotels & Resorts Worldwide, Inc.	347	19,904
Target Corp.	1,117	66,093
The Gap, Inc.	563	17,476
The TJX Cos., Inc.	1,321	56,076
Thomson Reuters Corp.	680	19,655
Tiffany & Co.	224	12,844
Security Description	Shares	Value
COMMON STOCKS, continued
Consumer Discretionary, continued
Tim Hortons, Inc.	281	$13,780
Time Warner Cable, Inc.	550	53,454
Time Warner, Inc.	1,704	81,502
Under Armour, Inc. (Class A) (a)	142	6,891
V.F. Corp.	157	23,702
Virgin Media, Inc.	470	17,272
Whirlpool Corp.	136	13,838
		1,427,428
Consumer Staples: 10.1%
Avon Products, Inc.	765	10,985
Bunge, Ltd.	253	18,391
Campbell Soup Co.	338	11,793
Coca-Cola Enterprises, Inc.	536	17,007
Colgate-Palmolive Co.	857	89,591
ConAgra Foods, Inc.	733	21,624
Dr. Pepper Snapple Group, Inc.	375	16,568
Empire Co., Inc. (Class A)	53	3,138
Energizer Holdings, Inc.	117	9,358
General Mills, Inc.	1,163	46,997
Green Mountain Coffee Roasters, Inc. (a)	234	9,678
H.J. Heinz Co.	567	32,705
Herbalife, Ltd.	206	6,786
Hormel Foods Corp.	257	8,021
Kellogg Co.	444	24,797
Kimberly-Clark Corp.	698	58,932
Loblaw Cos., Ltd.	200	8,422
McCormick & Co., Inc.	214	13,595
Mead Johnson Nutrition Co.	361	23,786
Metro, Inc. (Class A)	177	11,258
Mondelez International, Inc. (Class A)	3,018	76,868
PepsiCo, Inc.	2,794	191,193
Procter & Gamble Co.	4,950	336,055
Safeway, Inc.	430	7,779
Saputo, Inc.	229	11,571
Sysco Corp.	1,037	32,831
The Clorox Co.	219	16,035
The Estee Lauder Cos., Inc. (Class A)	419	25,081
The J.M. Smucker Co.	200	17,248
The Kroger Co.	929	24,173
Whole Foods Market, Inc.	308	28,130
		1,210,396
Energy: 8.7%
Apache Corp.	700	54,950
ARC Resources, Ltd.	527	12,935
Cameron International Corp. (a)	437	24,673
Cenovus Energy, Inc.	1,353	45,236
Cimarex Energy Co.	152	8,775
Concho Resources, Inc. (a)	174	14,017
Continental Resources, Inc. (a)	80	5,879
Core Laboratories NV	85	9,291
Crescent Point Energy Corp.	580	21,914
Denbury Resources, Inc. (a)	692	11,210
Devon Energy Corp.	681	35,439

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Pax MSCI North America ESG Index ETF

December 31, 2012

Schedule of Investments, continued

Security Description	Shares	Value
COMMON STOCKS, continued
Energy, continued
Enbridge, Inc.	1,346	$58,155
Energen Corp.	128	5,772
Enerplus Corp.	354	4,586
EOG Resources, Inc.	484	58,462
EQT Corp.	265	15,630
FMC Technologies, Inc. (a)	425	18,203
Hess Corp.	544	28,810
Kinder Morgan Management, LLC (a)	180	13,583
Marathon Oil Corp.	1,250	38,325
Marathon Petroleum Corp.	610	38,430
National-Oilwell Varco, Inc.	766	52,356
Newfield Exploration Co. (a)	240	6,427
Nexen, Inc.	940	25,084
Noble Corp.	447	15,565
Noble Energy, Inc.	315	32,048
Oceaneering International, Inc.	192	10,328
Pacific Rubiales Energy Corp.	518	12,023
Penn West Petroleum, Ltd.	873	9,469
Phillips 66	1,066	56,605
Pioneer Natural Resources Co.	207	22,064
Plains Exploration & Production Co. (a)	227	10,655
QEP Resources, Inc.	315	9,535
Range Resources Corp.	287	18,032
Southwestern Energy Co. (a)	620	20,714
Spectra Energy Corp.	1,157	31,679
Suncor Energy, Inc.	2,785	91,491
Superior Energy Services, Inc. (a)	279	5,781
Talisman Energy, Inc.	1,830	20,676
The Williams Cos., Inc.	1,121	36,702
Ultra Petroleum Corp. (a)	270	4,895
Weatherford International, Ltd. (a)	1,346	15,062
Whiting Petroleum Corp. (a)	208	9,021
		1,040,487
Financials: 18.3%
ACE, Ltd.	608	48,518
AFLAC, Inc.	829	44,036
American Express Co.	1,832	105,303
American Tower Corp. (b)	709	54,784
Ameriprise Financial, Inc.	378	23,674
Annaly Capital Management, Inc. (b)	1,723	24,191
Arch Capital Group, Ltd. (a)	238	10,477
Assurant, Inc.	155	5,379
Axis Capital Holdings, Ltd.	209	7,240
Bank of Nova Scotia	2,058	118,763
BB&T Corp.	1,238	36,038
Berkshire Hathaway, Inc. (Class B) (a)	1,645	147,556
BlackRock, Inc.	235	48,577
Boston Properties, Inc. (b)	269	28,463
Capital One Financial Corp.	1,044	60,479
CBRE Group, Inc. (Class A) (a)	553	11,005
Chubb Corp.	481	36,229
Cincinnati Financial Corp.	273	10,691
CME Group, Inc.	561	28,448
Comerica, Inc.	350	10,619
Security Description	Shares	Value
COMMON STOCKS, continued
Financials, continued
Discover Financial Services	924	$35,620
Duke Realty Corp. (b)	462	6,408
Eaton Vance Corp.	204	6,497
Federal Realty Investment Trust (b)	112	11,650
Franklin Resources, Inc.	268	33,688
HCP, Inc. (b)	813	36,731
Health Care REIT, Inc. (b)	458	28,071
Host Hotels & Resorts, Inc. (b)	1,259	19,729
Hudson City Bancorp, Inc.	843	6,854
Intercontinental Exchange, Inc. (a)	128	15,848
Invesco, Ltd.	792	20,663
KeyCorp	1,693	14,255
Legg Mason, Inc.	223	5,736
Liberty Property Trust (b)	206	7,369
M&T Bank Corp.	201	19,792
Marsh & McLennan Cos., Inc.	965	33,264
New York Community Bancorp, Inc.	777	10,179
Northern Trust Corp.	384	19,261
NYSE Euronext	458	14,445
PartnerRe, Ltd.	115	9,256
People's United Financial, Inc.	637	7,701
PNC Financial Services Group, Inc.	950	55,394
Principal Financial Group, Inc.	534	15,230
ProLogis, Inc. (b)	816	29,776
Prudential Financial, Inc.	830	44,264
Regency Centers Corp. (b)	160	7,539
Regions Financial Corp.	2,508	17,857
RenaissanceRe Holdings, Ltd.	91	7,395
Royal Bank of Canada	2,592	155,879
Simon Property Group, Inc. (b)	543	85,843
State Street Corp.	865	40,664
T. Rowe Price Group, Inc.	450	29,309
The Bank of New York Mellon Corp.	2,137	54,921
The Charles Schwab Corp.	1,919	27,557
The Macerich Co. (b)	234	13,642
The NASDAQ OMX Group, Inc.	229	5,727
The Progressive Corp.	1,030	21,733
The Toronto-Dominion Bank	1,640	137,943
The Travelers Cos., Inc.	696	49,987
U.S. Bancorp	3,388	108,213
Ventas, Inc. (b)	513	33,201
Vornado Realty Trust (b)	295	23,624
		2,189,185
Health Care: 12.1%
Abbott Laboratories	2,820	184,710
Aetna, Inc.	600	27,780
Agilent Technologies, Inc.	618	25,301
Baxter International, Inc.	982	65,460
Becton, Dickinson & Co.	358	27,992
Biogen Idec, Inc. (a)	403	59,108
Bristol-Myers Squibb Co.	3,014	98,226
CIGNA Corp.	508	27,158
DENTSPLY International, Inc.	252	9,982
Edwards Lifesciences Corp. (a)	204	18,395
Gilead Sciences, Inc. (a)	1,360	99,892
Henry Schein, Inc. (a)	159	12,793

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Pax MSCI North America ESG Index ETF

December 31, 2012

Schedule of Investments, continued

Security Description	Shares	Value
COMMON STOCKS, continued
Health Care, continued
Humana, Inc.	290	$19,903
Johnson & Johnson	4,957	347,486
Life Technologies Corp. (a)	317	15,558
Medtronic, Inc.	1,840	75,477
Merck & Co., Inc.	5,467	223,819
Patterson Cos., Inc.	158	5,408
ResMed, Inc.	255	10,600
Valeant Pharmaceuticals International, Inc. (a)	522	31,109
Vertex Pharmaceuticals, Inc. (a)	373	15,644
Waters Corp. (a)	158	13,765
WellPoint, Inc.	593	36,125
		1,451,691
Industrials: 10.5%
3M Co.	1,184	109,934
AMETEK, Inc.	427	16,042
Avery Dennison Corp.	187	6,530
C.H. Robinson Worldwide, Inc.	289	18,271
Canadian National Railway Co.	784	71,125
CSX Corp.	1,864	36,777
Cummins, Inc.	324	35,105
Danaher Corp.	1,058	59,142
Deere & Co.	668	57,729
Dover Corp.	326	21,421
Eaton Corp. PLC	783	42,439
Emerson Electric Co.	1,306	69,166
Equifax, Inc.	212	11,473
Expeditors International Washington, Inc.	376	14,871
Fastenal Co.	499	23,298
IHS, Inc. (Class A) (a)	100	9,600
Illinois Tool Works, Inc.	757	46,033
Ingersoll-Rand PLC	528	25,323
Iron Mountain, Inc.	256	7,949
J.B. Hunt Transport Services, Inc.	166	9,912
Joy Global, Inc.	189	12,054
Manpower, Inc.	142	6,026
Masco Corp.	639	10,646
Norfolk Southern Corp.	574	35,496
PACCAR, Inc.	602	27,216
Pall Corp.	205	12,353
Parker Hannifin Corp.	268	22,796
Pentair, Ltd.	370	18,186
Pitney Bowes, Inc.	354	3,767
Precision Castparts Corp.	261	49,439
Quanta Services, Inc. (a)	368	10,043
Robert Half International, Inc.	239	7,605
Rockwell Automation, Inc.	253	21,249
Rockwell Collins, Inc.	250	14,543
Roper Industries, Inc.	171	19,063
Southwest Airlines Co.	342	3,502
The Dun & Bradstreet Corp.	85	6,685
Tyco International, Ltd.	818	23,926
Union Pacific Corp.	850	106,862
United Parcel Service, Inc. (Class B)	1,300	95,849
Security Description	Shares	Value
COMMON STOCKS, continued
Industrials, continued
W.W. Grainger, Inc.	105	$21,249
Waste Management, Inc.	778	26,250
Xylem, Inc.	328	8,889
		1,255,834
Information Technology: 19.0%
Accenture PLC (Class A)	1,140	75,810
Adobe Systems, Inc. (a)	877	33,045
Analog Devices, Inc.	528	22,208
Applied Materials, Inc.	2,222	25,420
Autodesk, Inc. (a)	401	14,175
CA, Inc.	601	13,210
CGI Group, Inc. (Class A) (a)	365	8,409
Cisco Systems, Inc.	9,625	189,131
Citrix Systems, Inc. (a)	330	21,697
Cognizant Technology Solutions Corp. (Class A) (a)	539	39,913
Corning, Inc.	2,701	34,087
Dell, Inc.	2,702	27,371
EMC Corp. (a)	3,762	95,179
Flextronics International, Ltd. (a)	1,217	7,558
Google, Inc. (Class A) (a)	467	331,276
Hewlett-Packard Co.	3,552	50,616
IBM	1,949	373,331
Intel Corp.	8,986	185,381
Intuit, Inc.	497	29,571
Lam Research Corp. (a)	328	11,851
Microchip Technology, Inc.	340	11,081
Motorola Solutions, Inc.	463	25,780
Nuance Communications, Inc. (a)	437	9,754
NVIDIA Corp.	1,085	13,335
Open Text Corp. (a)	102	5,699
Oracle Corp.	7,006	233,440
QUALCOMM, Inc.	3,058	189,657
Salesforce.com, Inc. (a)	235	39,503
Symantec Corp. (a)	1,261	23,719
Teradata Corp. (a)	297	18,381
Texas Instruments, Inc.	2,056	63,613
Xerox Corp.	2,368	16,150
Yahoo!, Inc. (a)	2,048	40,755
		2,280,106
Materials: 5.0%
Agnico-Eagle Mines, Ltd.	306	16,021
Agrium, Inc.	280	27,879
Air Products & Chemicals, Inc.	373	31,339
Alcoa, Inc.	1,892	16,423
Allegheny Technologies, Inc.	180	5,465
Ball Corp.	263	11,769
Celanese Corp. (Series A)	279	12,424
Cliffs Natural Resources, Inc.	252	9,717
Eastman Chemical Co.	272	18,510
Ecolab, Inc.	516	37,100
Franco-Nevada Corp.	259	14,769
International Flavors & Fragrances, Inc.	143	9,515
International Paper Co.	737	29,362

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Pax MSCI North America ESG Index ETF

December 31, 2012

Schedule of Investments, continued

Security Description	Shares	Value
COMMON STOCKS, continued
Materials, continued
Kinross Gold Corp.	2,022	$19,617
LyondellBasell Industries NV (Class A)	560	31,970
MeadWestvaco Corp.	303	9,657
Nucor Corp.	563	24,310
Osisko Mining Corp. (a)	685	5,504
Owens-Illinois, Inc. (a)	277	5,892
Potash Corp. of Saskatchewan, Inc.	1,536	62,446
Praxair, Inc.	537	58,775
Rock-Tenn Co. (Class A)	125	8,739
Sealed Air Corp.	324	5,673
Sigma-Aldrich Corp.	214	15,746
Silver Wheaton Corp.	627	22,581
Teck Resources, Ltd. (Class B)	1,023	37,141
The Sherwin-Williams Co.	157	24,150
Yamana Gold, Inc.	1,325	22,769
		595,263
Telecommunication Services: 1.7%
BCE, Inc.	464	19,866
CenturyLink, Inc.	1,116	43,658
Crown Castle International Corp. (a)	525	37,884
Frontier Communications Corp.	1,768	7,567
Level 3 Communications, Inc. (a)	260	6,009
Rogers Communications, Inc. (Class B)	687	31,159
SBA Communications Corp. (Class A) (a)	218	15,482
Sprint Nextel Corp. (a)	5,323	30,181
Windstream Corp.	1,040	8,611
		200,417
Utilities: 2.5%
American Water Works Co., Inc.	312	11,585
Calpine Corp. (a)	555	10,062
Canadian Utilities, Ltd. (Class A)	101	7,297
CenterPoint Energy, Inc.	719	13,841
Consolidated Edison, Inc.	520	28,881
Integrys Energy Group, Inc.	138	7,206
MDU Resources Group, Inc.	318	6,754
NextEra Energy, Inc.	712	49,263
NiSource, Inc.	501	12,470
Northeast Utilities	556	21,729
Oneok, Inc.	348	14,877
Pepco Holdings, Inc.	404	7,922
PG&E Corp.	734	29,492
Pinnacle West Capital Corp.	193	9,839
Sempra Energy	404	28,660
TransAlta Corp.	455	6,909
Wisconsin Energy Corp.	408	15,035
Xcel Energy, Inc.	864	23,078
		304,900
TOTAL COMMON STOCKS
(Cost $11,012,025)		11,955,707
Security Description	Shares	Value
SHORT TERM INVESTMENT: 0.7%
MONEY MARKET FUND: 0.7%
SSgA Prime Money Market Fund
(Cost $82,665)	82,665	$82,665
TOTAL INVESTMENTS: 100.5%
(Cost $11,094,690)		12,038,372
OTHER ASSETS & LIABILITIES: (0.5)%		(53,937)
Net Assets: 100.0%		$11,984,435

(a)  Non-income producing security.

(b)  REIT Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Pax MSCI EAFE ESG Index ETF

December 31, 2012

Schedule of Investments

Security Description	Shares	Value
COMMON STOCKS: 99.5%
Australia: 10.0%
Australia & New Zealand Banking Group, Ltd.	7,631	$198,459
Commonwealth Bank of Australia	4,663	301,021
Fortescue Metals Group, Ltd.	3,439	16,602
GPT Group (a)	13,916	53,167
Mirvac Group (a)	33,394	51,484
National Australia Bank, Ltd.	7,176	186,253
Newcrest Mining, Ltd.	2,898	66,733
Orica, Ltd.	77	2,004
Origin Energy, Ltd.	3,412	41,162
OZ Minerals, Ltd.	1,707	11,874
Westpac Banking Corp.	9,601	259,560
Woolworths, Ltd.	4,058	123,568
		1,311,887
Austria: 0.4%
OMV AG	1,293	46,632
Belgium: 2.0%
Colruyt SA	4,244	209,823
Delhaize Group	1,106	44,109
KBC Groep NV	396	13,653
		267,585
Denmark: 2.0%
Danske Bank A/S (b)	2,796	47,258
Novo Nordisk A/S (Class B)	1,330	215,396
		262,654
Finland: 0.8%
Nokia OYJ	10,649	41,080
Stora Enso OYJ (R Shares)	3,432	23,732
UPM-Kymmene OYJ	3,090	35,871
		100,683
France: 8.0%
Carrefour SA	2,153	54,911
CGG – Veritas (b)	1,545	46,014
Compagnie de Saint-Gobain	1,790	76,037
Danone SA	1,953	128,497
France Telecom SA	5,446	59,874
L'Oreal SA	1,035	143,141
Renault SA	3,480	186,664
Schneider Electric SA	1,688	122,022
Societe BIC SA	948	112,886
Technip SA	896	102,583
Veolia Environnement SA	1,660	20,036
		1,052,665
Germany: 5.2%
BASF SE	2,796	262,276
Bayerische Motoren Werke AG	1,157	111,247
Deutsche Boerse AG	320	19,495
Deutsche Post AG	4,094	89,599
HeidelbergCement AG	113	6,828
Hochtief AG (b)	518	30,001
K+S AG	832	38,392
Metro AG	812	22,481
SAP AG	1,290	103,218
		683,537
Security Description	Shares	Value
COMMON STOCKS, continued
Hong Kong: 0.7%
CLP Holdings, Ltd.	5,500	$46,018
Li & Fung, Ltd.	22,000	38,829
		84,847
Ireland: 0.0% (c)
Experian PLC	155	2,469
Israel: 0.1%
Delek Group, Ltd.	56	13,095
Italy: 1.3%
ENI SpA	2,848	68,863
Intesa Sanpaolo SpA	33,879	58,066
Pirelli & C. SpA	54	616
UniCredit SpA (b)	9,672	47,258
		174,803
Japan: 22.9%
Aisin Seiki Co., Ltd.	1,000	30,810
Canon, Inc.	2,200	84,982
Central Japan Railway Co.	1,100	89,053
Chugai Pharmaceutical Co., Ltd.	3,300	63,012
Denso Corp.	1,100	37,822
East Japan Railway Co.	1,100	70,988
Eisai Co., Ltd.	800	33,308
Fast Retailing Co., Ltd.	100	25,259
Fuji Heavy Industries, Ltd.	8,000	99,555
Fujitsu, Ltd.	22,000	91,598
Hitachi Construction Machinery Co., Ltd.	2,200	45,595
Honda Motor Co., Ltd.	4,400	160,042
Kao Corp.	2,200	57,223
KDDI Corp.	1,100	77,476
Komatsu, Ltd.	4,400	111,139
Konica Minolta Holdings, Inc.	11,000	78,367
Kubota Corp.	11,000	125,438
McDonald's Holdings Co. (Japan), Ltd.	800	21,141
Mitsubishi Electric Corp.	11,000	92,997
Mitsubishi UFJ Financial Group, Inc.	34,900	186,074
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,090	46,517
Mitsui Fudosan Co., Ltd.	7,000	169,201
Mizuho Financial Group, Inc.	58,600	106,404
Murata Manufacturing Co., Ltd.	800	46,724
Nidec Corp.	100	5,806
Nikon Corp.	1,100	32,136
Nippon Steel Corp.	11,000	26,716
Nissan Motor Co., Ltd.	9,900	92,857
NTT DoCoMo, Inc.	55	78,876
Panasonic Corp.	5,500	33,204
Resona Holdings, Inc.	3,800	17,228
Santen Pharmaceutical Co., Ltd.	2,200	84,346
Seven & I Holdings Co., Ltd.	300	8,455
Shikoku Electric Power Co., Inc.	3,300	52,478
Shin-Etsu Chemical Co., Ltd.	1,100	66,536
Softbank Corp.	2,200	79,894
Sony Corp.	3,300	36,563

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Pax MSCI EAFE ESG Index ETF

December 31, 2012

Schedule of Investments, continued

Security Description	Shares	Value
COMMON STOCKS, continued
Japan, continued
Sumitomo Mitsui Financial Group, Inc.	3,400	$122,489
Suzuken Co., Ltd.	300	8,428
Takashimaya Co., Ltd.	10,000	70,896
Takeda Pharmaceutical Co., Ltd.	2,200	98,086
The Chugoku Electric Power Co., Inc.	7,700	120,489
Toho Gas Co., Ltd.	1,000	5,355
Ube Industries, Ltd.	11,000	26,207
		3,017,770
Luxembourg: 0.5%
Tenaris SA	3,376	69,345
Netherlands: 2.7%
Akzo Nobel NV	1,223	80,209
ASML Holding NV	1,102	69,738
Unilever NV	5,392	204,983
		354,930
New Zealand: 0.7%
Auckland International Airport, Ltd.	42,116	92,771
Norway: 0.5%
Norsk Hydro ASA	7,372	36,931
Statoil ASA	1,111	27,749
		64,680
Spain: 5.4%
Banco Bilbao Vizcaya Argentaria SA	13,547	124,308
Banco de Sabadell SA	9,627	25,067
Banco Santander SA	24,136	194,107
Distribuidora Internacional de Alimentacion SA (b)	1,066	6,760
Ferrovial SA	3,877	57,248
Iberdrola SA	13,650	75,494
Industria de Diseno Textil SA	1,113	154,809
Repsol YPF SA	3,487	70,499
		708,292
Sweden: 4.6%
Atlas Copco AB	2,005	54,953
Hennes & Mauritz AB (Class B)	4,133	142,628
Modern Times Group AB (Class B)	54	1,881
Nordea Bank AB	11,816	112,794
Sandvik AB	3,943	62,732
Skandinaviska Enskilda Banken AB (Class A)	5,751	48,842
Swedbank AB (Class A)	6,095	118,987
Volvo AB (Class B)	4,669	63,732
		606,549
Switzerland: 9.2%
Compagnie Financiere Richemont SA	1,754	136,817
Lindt & Spruengli AG (b)	19	61,856
Novartis AG	5,545	348,020
Roche Holding AG	1,851	372,081
Swiss Re AG (b)	898	64,651
Syngenta AG	328	131,365
Xstrata PLC	5,906	101,666
		1,216,456
Security Description	Shares	Value
COMMON STOCKS, continued
United Kingdom: 22.5%
Associated British Foods PLC	3,868	$98,336
BG Group PLC	10,086	165,997
Bunzl PLC	9,818	161,028
Burberry Group PLC	923	18,394
Fresnillo PLC	1,338	40,171
GlaxoSmithKline PLC	15,379	333,731
HSBC Holdings PLC	49,407	519,533
Lonmin PLC	113	522
Marks & Spencer Group PLC	6,811	42,326
National Grid PLC	3,000	34,282
Pearson PLC	9,861	190,425
Prudential PLC	9,691	136,340
Reckitt Benckiser Group PLC	560	35,310
RSA Insurance Group PLC	50,288	102,751
Standard Chartered PLC	7,155	183,005
Tesco PLC	27,052	147,749
Tullow Oil PLC	4,047	82,954
Unilever PLC	4,906	188,682
Vodafone Group PLC	155,054	389,276
Wolseley PLC	1,598	75,329
WPP PLC	917	13,236
		2,959,377
TOTAL COMMON STOCKS
(Cost $12,581,162)		13,091,027
PREFERRED STOCK: 0.3%
Germany: 0.3%
ProSiebenSat.1 Media AG Preference Shares	1,131	31,761
TOTAL PREFERRED STOCK
(Cost $27,049)		31,761
RIGHTS: 0.0% (c)
Spain: 0.0% (c)
Repsol SA, Expires 01/11/13 (b)	3,487	2,124
TOTAL RIGHTS
(Cost $2,181)		2,124
SHORT TERM INVESTMENT: 2.7%
United States: 2.7%
MONEY MARKET FUND: 2.7%
SSgA Prime Money Market Fund
(Cost $360,485)	360,485	360,485
TOTAL INVESTMENTS: 102.5%
(Cost $12,970,877)		13,485,397
OTHER ASSETS & LIABILITIES: (2.5)%		(323,412)
Net Assets: 100.0%		$13,161,985

(a)  REIT Real Estate Investment Trust

(b)  Non-income producing security.

(c)  Amount shown represents less than 0.05% of net assets.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

December 31, 2012

Statements of Assets and Liabilities

	Pax MSCI North America ESG Index ETF	Pax MSCI EAFE ESG Index ETF
ASSETS
Investments, at value (Note B)	$12,038,372	$13,485,397
Cash	221	—
Foreign currency, at value	9,220	67,991
Receivable for investments sold	—	146,584
Receivable for foreign taxes recoverable	—	7,056
Dividends receivable (Note B)	15,061	22,355
Total Assets	12,062,874	13,729,383
LIABILITIES
Due to custodian	—	377,510
Payable for investments purchased	—	63,662
Distributions payable	73,364	120,632
Accrued advisory fee (Note C)	5,075	5,594
Total Liabilities	78,439	567,398
NET ASSETS	$11,984,435	$13,161,985
NET ASSETS CONSIST OF:
Paid in capital	$11,046,762	$12,750,652
Undistributed (distribution in excess of) net investment income	(4,538)	(13,565)
Accumulated net realized gain (loss) on:
Investments and foreign currency transactions	(1,429)	(89,051)
Net unrealized appreciation (depreciation) of:
Investments	943,682	514,520
Foreign currency	(42)	(571)
NET ASSETS	$11,984,435	$13,161,985
NET ASSET VALUE PER SHARE
Net asset value per share	$29.96	$23.93
Outstanding beneficial interest shares (unlimited amount authorized, $0.01 par value)	400,000	550,000
COST OF INVESTMENTS:
Investments, at cost (Note B)	$11,094,690	$12,970,877
Foreign currency, at cost	$9,249	$67,963

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

For the Year Ended December 31, 2012

Statements of Operations

	Pax MSCI North America ESG Index ETF	Pax MSCI EAFE ESG Index ETF
INVESTMENT INCOME
Dividend income	$232,509	$345,545
Foreign taxes withheld	(3,397)	(25,902)
Total Investment Income	229,112	319,643
EXPENSES
Advisory fee (Note C)	48,799	46,747
Total Expenses	48,799	46,747
Net Investment Income	180,313	272,896
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	1,339	(55,547)
Foreign currency transactions	(304)	(3,241)
Net change in unrealized appreciation (depreciation) on:
Investments	667,667	915,618
Foreign currency translation	(50)	5
Net realized and unrealized gain (loss) on investments and foreign currency transactions	668,652	856,835
Net increase in net assets from operations	$848,965	$1,129,731

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Pax MSCI North America ESG Index ETF		Pax MSCI EAFE ESG Index ETF
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	For the Period 1/27/11*-12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$180,313	$61,239	$272,896	$67,901
Net realized gain (loss) on investments and foreign currency transactions	1,035	29,178	(58,788)	(32,731)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	667,617	(23,263)	915,623	(401,674)
Net increase (decrease) in net assets resulting from operations	848,965	67,154	1,129,731	(366,504)
Net equalization credits and charges	18,490	5,761	93,498	24,122
Distributions to shareholders from:
Net investment income	(179,103)	(61,217)	(282,212)	(69,682)
Total distributions to shareholders	(179,103)	(61,217)	(282,212)	(69,682)
From capital share transactions:
Proceeds from sale of shares sold	5,913,515	2,632,435	8,107,461	4,643,191
Net income equalization (Note B)	(18,490)	(5,761)	(93,498)	(24,122)
Net increase in net assets from capital share transactions	5,895,025	2,626,674	8,013,963	4,619,069
Net increase in net assets during the year	6,583,377	2,638,372	8,954,980	4,207,005
Net assets at beginning of year	5,401,058	2,762,686	4,207,005	—
Net assets at end of year (1)	$11,984,435	$5,401,058	$13,161,985	$4,207,005
(1) Including undistributed (distribution in excess of) net investment income	$(4,538)	$(688)	$(13,565)	$(1,008)
Shares of beneficial interest:
Shares sold	200,000	100,000	350,000	200,000
Net increase in shares outstanding	200,000	100,000	350,000	200,000

* Commencement of operations

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

Selected data for a share outstanding throughout each period

	Pax MSCI North America ESG Index ETF
	Year Ended 12/31/12	Year Ended 12/31/11	For the Period 5/18/10*-12/31/10
Net asset value, beginning of period	$27.01	$27.63	$25.00
Income (loss) from investment operations:
Net investment income[1]	0.54	0.44	0.27
Net realized and unrealized gain (loss)[2]	2.84	(0.76)	2.62
Total from investment operations	3.38	(0.32)	2.89
Net equalization credits and charges	0.06	0.04	—
Distributions to shareholders from:
Net investment income	(0.49)	(0.34)	(0.26)
Total distributions	(0.49)	(0.34)	(0.26)
Net asset value, end of period	$29.96	$27.01	$27.63
Total return[3]	12.77%	(1.03)%	11.58%
Net assets, end of period (in 000's)	$11,984	$5,401	$2,763
Ratio of expenses to average net assets	0.50%	0.50%	0.50%[4]
Ratio of net investment income to average net assets	1.85%	1.60%	1.69%[4]
Portfolio turnover rate[5]	9%	10%	30%

1  Based on average shares outstanding during the period.

2  Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

3  Total return is calculated assuming a purchase of shares at net asset value on the first day of the period, reinvestment of all dividends and distributions at net asset value during the period, and a sale at net asset value on the last day of the period. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.

4  Annualized.

5  Portfolio turnover rate excludes the value of securities received or delivered from in kind processing of creations or redemptions of the Fund's capital shares.

*  Commencement of operations.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

Selected data for a share outstanding throughout each period

	Pax MSCI EAFE ESG Index ETF
	Year Ended 12/31/12	For the Period 1/27/11*-12/31/11
Net asset value, beginning of period	$21.04	$25.06
Income (loss) from investment operations:
Net investment income[1]	0.72	0.62
Net realized and unrealized gain (loss)[2]	2.54	(4.30)
Total from investment operations	3.26	(3.68)
Net equalization credits and charges	0.25	0.22
Distributions to shareholders from:
Net investment income	(0.62)	(0.56)
Total distributions	(0.62)	(0.56)
Net asset value, end of period	$23.93	$21.04
Total return[3]	16.98%	(14.04)%
Net assets, end of period (in 000's)	$13,162	$4,207
Ratio of expenses to average net assets	0.55%	0.55%[4]
Ratio of net investment income to average net assets	3.21%	2.91%[4]
Portfolio turnover rate[5]	8%	11%

1  Based on average shares outstanding during the period.

2  Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

3  Total return is calculated assuming a purchase of shares at net asset value on the first day of the period, reinvestment of all dividends and distributions at net asset value during the period, and a sale at net asset value on the last day of the period. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.

4  Annualized.

5  Portfolio turnover rate excludes the value of securities received or delivered from in kind processing of creations or redemptions of the Fund's capital shares.

*  Commencement of operations.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

December 31, 2012

Notes to the Financial Statements

Note A—Organization

Pax World Funds Trust II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on February 7, 2008.

As of December 31, 2012, the Trust offered two portfolios, the Pax MSCI North America ESG Index ETF and the Pax MSCI EAFE ESG Index ETF (each referred to as a "Fund" or collectively as the "Funds"). The Funds commenced operations on May 18, 2010 and January 27, 2011, respectively and first listed on NYSE Arca, Inc. on May 19, 2010 and January 28, 2011, respectively. Each Fund operates as a non-diversified investment company. The Funds' investment objectives are to seek investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI North America ESG Index and the MSCI EAFE ESG Index, respectively.

Note B—Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Use of Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications and Guarantees Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, while the Trust has a relatively short operating history, the Trust nonetheless expects this risk of loss to be remote.

Valuation of Investments For purposes of calculating the net asset value ("NAV"), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the "NYSE Close") on the New York Stock Exchange

December 31, 2012

("NYSE") on each day (a "Business Day") that the NYSE is open for trading, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using daily exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds' investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so called "evaluated pricing"). The Board has delegated to the Adviser's Best Execution and Valuation Committee the day-to-day responsibility for making evaluated pricing determinations with respect to Fund holdings. The Best Execution and Valuation Committee is comprised of representatives of the Adviser, including several members of the Portfolio Management team, the Director of Trading, the Chief Compliance Officer and the Chief Financial Officer. One of the functions of the Best Execution and Valuation Committee is to value securities where current and reliable market quotations are not readily available. The Committee meets periodically and reports to the Board at each quarterly meeting regarding any securities for which evaluated pricing was employed during the previous quarter. All actions taken by the Best Execution and Valuation Committee are reviewed and ratified by the Board. Evaluated pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of

December 31, 2012

Notes to the Financial Statements, continued

evaluated pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and the usual time of valuation. Evaluated pricing could result in a difference between the prices used to calculate the Funds' NAVs and the prices used by the Funds' benchmark indices, which, in turn, could result in a difference between the Funds' performance and the performance of the Funds' benchmark indices.

Non-U.S. markets can be significantly more volatile than U.S. markets, causing the prices of some of the Funds' investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than U.S. securities; consequently, the Funds may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls. If a Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

The Board of Trustees of the Trust has determined that, because shares of the Funds are purchased or redeemed principally by the delivery of securities in kind, rather than cash, the use of local market closing prices to determine the value of non-U.S. securities, rather than fair values determined as of the NYSE Close to give effect to intervening changes in one or more indices, is unlikely to result in material dilution of the interests of the Funds' shareholders. Therefore, and in order to minimize tracking error relative to the each Fund's benchmark

December 31, 2012

index (which is based on local market closing prices), the Funds generally intend to use local market closing prices to value non-U.S. securities, and may determine in the future to value non-U.S. securities using a different methodology.

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in orderly transaction between market participants. Various inputs are used in determining value, these inputs are summarized in the three broad Levels listed below.

• Level 1 –  quoted prices in active markets for identical investments

• Level 2 –  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –  significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

Equity Securities Equity securities, including common stocks, preferred stocks and exchange-traded funds, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Foreign equities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that significant inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

Short-term Investments Short-term securities, including repurchase agreements, with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

December 31, 2012

Notes to the Financial Statements, continued

The following is a summary of the inputs used to value the Funds' net assets as of December 31, 2012:

Pax MSCI North America ESG Index ETF	Level 1	Level 2	Level 3	Total
Common Stocks	$11,955,707	$—	$—	$11,955,707
Money Market Fund	82,665	—	—	82,665
Total	$12,038,372	$—	$—	$12,038,372
Pax MSCI EAFE ESG Index ETF	Level 1	Level 2	Level 3	Total
Common Stocks	$13,091,027	$—	$—	$13,091,027
Preferred Stock	31,761	—	—	31,761
Rights	2,124	—	—	2,124
Money Market Fund	360,485	—	—	360,485
Total	$13,485,397	$—	$—	$13,485,397

The Funds did not hold any Level 2 or Level 3 categorized securities during the year ended December 31, 2012.

Transfers in and out of Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Level 1 and Level 2 during the period.

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities.

Distributions to Shareholders Distributions to shareholders are recorded by the Funds on the ex-dividend date. The Funds expect to pay dividends of net investment income and to make distributions of capital gains, if any, at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Equalization The Funds follow the accounting practice known as "Equalization" by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net

December 31, 2012

investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes.

Expenses The Funds are charged a unified management fee that includes all the costs and expenses of the Funds (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses (See Note C).

Federal Income Taxes The Funds intend to elect to be treated and qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. The Funds expect to distribute all or substantially all of their income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

Note C—Investment Advisory Fee and Transactions

The Trust has entered into an Investment Advisory Contract, (the "Management Contract") with Pax World Management LLC (the "Adviser"). Pursuant to the terms of the Management Contract, the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of each Fund in accordance with the Funds' investment objectives, investment programs and policies.

December 31, 2012

Notes to the Financial Statements, continued

Pursuant to the Management Contract the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. Each Fund pays a unified management fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

Annual Rate
Pax MSCI North America ESG Index ETF	0.50%
Pax MSCI EAFE ESG Index ETF	0.55%

Out of the investment advisory fee, the Adviser bears all expenses of managing and operating the Funds, except taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions and extraordinary expenses. The aggregate remuneration paid to the Trust's Trustees (and borne by the Adviser) was $25,132.

Note D—Investment Information

During the year ended December 31, 2012, the Funds had purchases and sales of investment securities as follows:

	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Pax MSCI North America ESG Index ETF	$924,112	$859,710	$5,913,272	$—
Pax MSCI EAFE ESG Index ETF	$724,986	$799,719	$8,117,255	$—

The identified cost of investments for federal income tax purposes and the gross unrealized appreciation and depreciation at December 31, 2012 were as follows:

	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Pax MSCI North America ESG Index ETF	$11,100,136	$1,257,744	$319,508	$938,236
Pax MSCI EAFE ESG Index ETF	$12,985,308	$1,019,232	$519,143	$500,089

Tax Information The RIC Modernization Act of 2010, the "Act", was signed into law on December 22, 2010. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, losses incurred post-enactment will be required to be utilized prior to the losses incurred in pre-enactment years. As a result, pre-enactment capital loss carryforwards may

December 31, 2012

be more likely to expire unused. Additionally, post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses, rather than being considered as all short-term as under previous law.

At December 31, 2012, the Funds had capital loss carryforwards which may be used to offset any net realized gains expiring December 31:

	Carryforwards Utilized in 2012	No Expiration Short-term	No Expiration Long-term
Pax MSCI North America ESG Index ETF	$7,248	$—	$—
Pax MSCI EAFE ESG Index ETF	$—	$42,202	$46,613

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and tax treatment related to investments in REITs and PFICs. For the year ended December 31, 2012, the Funds recorded the following reclassifications:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid In Capital
Pax MSCI North America ESG Index ETF	$(5,060)	$5,060	$—
Pax MSCI EAFE ESG Index ETF	$(3,241)	$3,241	$—

Net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were as follows:

	Distributions Paid in 2012		Distributions Paid in 2011
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Pax MSCI North America ESG Index ETF	$179,103	$—	$61,217	$—
Pax MSCI EAFE ESG Index ETF	$282,212	$—	$69,682	$—

As of December 31, 2012 the components of distributable earnings on a tax basis were as follows:

	Undistributed Net Investment Income	Undistributed Long-term Capital Gain	Net Unrealized Appreciation (Depreciation)
Pax MSCI North America ESG Index ETF	$—	$406	$938,194
Pax MSCI EAFE ESG Index ETF	$882	$—	$499,266

December 31, 2012

Notes to the Financial Statements, continued

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. These differences primarily relate to investments in foreign denominated securities and real estate investment trusts. Additionally, timing differences may occur due to wash sale loss deferrals. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period, and may result in reclassification among certain capital accounts. For tax purposes, short-term capital gains are considered ordinary income.

Management has analyzed the Funds' tax positions taken for all open years which remain subject to examination by the Funds' major tax jurisdictions (years 2010 and 2011). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the year ended December 31, 2012, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

Note E—Shareholder Transactions

The Funds issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for delivery of a basket of assets (securities and/ or cash), referred to as a Creation Unit, in aggregations of 50,000 shares. The Fund may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fee of $1,000 for Pax MSCI North America ESG Index ETF and $1,800 for Pax MSCI EAFE ESG Index ETF is charged on each transaction of Creation Units purchased or redeemed by an investor on the same day. Purchasers and redeemers of Creation Units for cash (when cash creations and redemptions are permitted) will also be subject to an additional variable charge of up to a maximum of four times the standard creation/ redemption transaction fee to offset the transaction cost to the Fund of buying portfolio securities. In addition, purchasers and redeemers of Creation Units are responsible for payment of the costs of transferring securities to or from a Fund. From time to time, the Adviser may cover the cost of any transaction fees.

Retail investors may only buy and sell shares of the Fund on a national securities exchange (NYSE Arca) through a broker-dealer. Such transactions may be subject to customary brokerage commission charges. Shares can be bought

December 31, 2012

and sold throughout the trading day like other publicly-traded securities, trading at current market prices, which may be different from the Funds' net asset value.

Note F—Other

Subsequent Event On February 20, 2013, Pax World Funds Trust II announced the termination and subsequent liquidation of Pax MSCI North America ESG Index ETF (NASI) and the withdrawal of the fund listing with NYSE Arca. The last day of trading for NASI on NYSE Arca will be March 13, 2013.

Between March 13 and March 22, 2013, the process of closing down and liquidating the fund will occur. The Trust will then make a final liquidation distribution to remaining NASI shareholders.

Recent Accounting Pronouncements In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements related to derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact, if any, of the update's adoption on the financial statements of the Funds.

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Pax World Funds Trust II:

We have audited the accompanying statement of assets and liabilities of Pax MSCI North America ESG Index ETF and Pax MSCI EAFE ESG Index ETF (two of the three funds constituting the Pax World Funds Trust II) (the "Funds"), including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax MSCI North America ESG Index ETF and Pax MSCI EAFE ESG Index ETF of Pax World Funds Trust II at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 22, 2013

December 31, 2012 (Unaudited)

Other Information

Frequency Distribution of Discounts and Premiums Bid/Offer Midpoint vs. NAV as of December 31, 2012 (Unaudited)

The following chart is provided to show the frequency at which the daily market price on the NYSE Arca, Inc. (the "Exchange"), the secondary market for shares of the Fund, was at a discount or premium to such Fund's NAV). The market price of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange, as of the time that the Fund's NAV is calculated (referred to as the "Bid/Offer Midpoint"). The Fund's Bid/Offer Midpoint may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Bid/Offer Midpoint of a Fund. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Bid/Offer Midpoint of the Fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. Premium/Discount frequency data quoted represents past performance. Past performance does not guarantee future results.

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
Commencement of Trading	50-99 Basis Points	100-199 Basis Points	>200 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points
Pax MSCI North America ESG Index ETF 05/18/10 through 12/31/12	71	35	7	17	6	1
Pax MSCI EAFE ESG Index ETF 01/27/11 through 12/31/12	111	85	19	41	25	22

Tax Information (Unaudited)

For Federal income tax purposes, the percentage of Trust distributions which qualify for the corporate dividends paid deduction for the fiscal year ended December 31, 2012 is 100.00% for the Pax MSCI North America ESG Index ETF and 0.00% for the Pax MSCI EAFE ESG Index ETF.

For the fiscal year ended December 31, 2012 certain dividends paid by the Trust may be designated as qualified dividend income and subject to a maximum tax rate of 15%, as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

For the fiscal year ended December 31, 2012, the Pax MSCI EAFE ESG Index ETF earned foreign source income totaling $345,529 and paid $24,483 in foreign taxes which it intends to pass through to its shareholders.

December 31, 2012 (Unaudited)

Proxy Voting (Unaudited)

You may obtain a description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Fund at 888.729.3863 or on the SEC's website at www.sec.gov. The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month year ended June 30 is available without charge, upon request, by telephoning ESG Shares (toll-free) at 888.729.3863 or visiting ESG Shares website at www.esgshares.com and will be available without charge by visiting the SEC's website at www.sec.gov.

Quarterly Portfolio Holdings Disclosure (Unaudited)

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in the Fund's Form N-Qs may also be obtained by visiting ESG Shares website at www.esgshares.com or telephoning ESG Shares (toll-free) at 888.729.3863.

Management of the Funds (Unaudited)

The business of the Trust is managed under the direction of the Trust's Board of Trustees. The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust. The Trust's Board of Trustees oversees the Adviser and decides upon matters of general policy. The Board of Trustees meets at least four (4) times per year, and reviews the performance and operations of the Funds. The Adviser, either directly or through others selected by the Adviser, furnishes daily investment advisory services.

Officers/Trustees

The following table reflects the name and age, position(s) held with the Trust, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who were the trustees and/or officers of the Funds on December 31, 2012. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered interested persons under the 1940 Act by virtue of their position or

December 31, 2012 (Unaudited)

affiliation with the Adviser. The trustees in the second table (Disinterested Trustees) are not considered interested persons and have no affiliation with the Adviser. The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

None of the officers or trustees of the Funds are related to one another by blood, marriage or adoption. The aggregate remuneration paid on behalf of each Fund during the period covered by the report to (i) all Trustees and all members of any advisory board for regular compensation; (ii) each Trustee and each member of an advisory board for special compensation; (iii) all officers; and (iv) each person of whom any officer or Trustee of the Fund is an affiliated person is as follows: Pax MSCI North America ESG Index ETF, $12,594; and Pax MSCI EAFE ESG Index ETF, $12,538.

Interested Trustees and Officers

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Trustee
Laurence A. Shadek (63)	Trustee (since 2008)	Chairman of the Board of the Adviser (1996–present); Executive Vice-President of Wellington Shields & Co. LLC or its predecessor (1986–present); Trustee of Pax World Funds Series Trust I (2006–present); Executive Vice President of Pax World Money Market Fund (1998–2008); Chairman of the Board of Directors of the Pax World Balanced Fund (1996–2006), Pax World Growth Fund (1997–2006), and Pax World High Yield Bond Fund (1999–2006); member of the Board of Trustees of Franklin & Marshall College (1998–present).	13

December 31, 2012 (Unaudited)

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Trustee
Joseph Keefe (59)	Trustee, Chief Executive Officer (since 2008)

Chief Executive Officer (2005–present) and President (2006–present) of the Adviser; Trustee of Pax World Funds Series Trust I (2006–present); President of Pax World Money Market Fund (2006–2008); Senior Vice President of the Pax World Balanced, Pax World Growth, and Pax World High Yield Bond Fund (2005–2006); President of New Circle Communications LLC (2000–2005); Chair of the Board, Women Thrive Worldwide (2009–present); Co-Chair of The Carbon Coalition (2003–present); member of the Boards of Directors of Americans for Campaign Reform (2003–present), On Belay (2006–2011) and the Social Investment Forum (2000–2006).

13
John Boese (49)	Chief Compliance Officer (since 2008)

Chief Compliance Officer of the Adviser (2006–present); Chief Compliance Officer of Pax World Funds Series Trust I (2006–present); Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000–2006).

N/A
Maureen Conley (50)	Secretary (since 2008)	Senior Vice President of Shareholder Services/Operations (2005–present) and Manager of Shareholder Services (2000–2005) for the Adviser; Secretary of Pax World Funds Series Trust I (2006–present).	N/A
Alicia K. DuBois (53)	Treasurer (since 2008)

Chief Financial Officer for the Adviser (2006–present); Treasurer of Pax World Funds Series Trust I (2006–present); Assistant Treasurer for both Jefferson Pilot Investment Advisory Corp. and Jefferson Pilot Variable Fund, Inc. (2001–2006); and Assistant Vice President at Lincoln Financial Group (formerly Jefferson-Pilot Corp.) (2005–2006)

N/A
Scott LaBreche (40)	Assistant Treasurer (since 2010)

Director, Portfolio Analysis & Reporting for the Adviser (2009–present); Assistant Treasurer of Pax World Funds Series Trust I (2010–present); Fund Administration Manager & Portfolio Analyst for the Adviser (2007–2009); Securities Fund Analyst, Lincoln Financial Group (formerly Jefferson Pilot Financial) (2000–2007).

N/A

December 31, 2012 (Unaudited)

Disinterested Trustees

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Trustee
Adrian P. Anderson (58)[2]	Trustee (since 2008)	Trustee of Pax World Funds Series Trust I (2007–present; Chief Executive Officer of North Point Advisors, LLC (2004–present); Senior Consultant of Gray and Co. (1999–2004).	13
Carl H. Doerge, Jr. (74)[2]	Chairman of the Board of Trustees; Trustee (since 2008)	Trustee of Pax World Funds Series Trust I (2006–present); Private investor (1995–present); member of the Board of Trustees and Police Commissioner of the Village of Upper Brookville, NY (1998–present); member of the Board of Directors (1998–present) and Chairman of the Investment Committee (1999–present) of St. Johnland Nursing Home in Kings Park, NY.	13
Cynthia Hargadon (57)[3]	Trustee (since 2008)	Trustee of Pax World Funds Series Trust I (2006–present); Senior Consultant and Partner of North Point Advisors, LLC (2003–2006, 2010–present); Managing Director of CRA Rogers Casey (2006–2010).	13
Louis F. Laucirica (71)[2]	Trustee (since 2008)	Trustee of Pax World Funds Series Trust I (2006–present); Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999–2010).	13
John L. Liechty (58)[3]	Trustee (since 2010)	Trustee of Pax World Funds Series Trust I (2010–present); Principal, Integrated Investment Solutions (2009–present); Principal, Integrated Financial Planning (2010–present); President and CEO, MMA Praxis Mutual Funds (1997–2008).	13
Nancy S. Taylor (57)[3]	Trustee (since 2008)	Trustee of Pax World Funds Series Trust I (2006–present); Senior Minister, Old South Church in Boston, MA (2005–present); Trustee, Andover Newton Theological School (2002–present); Board of Managers, Old South Meeting House (2005–present); Director, Ecclesia Ministries, a ministry to Boston's homeless population (2003–present).	13

1 Trustees of the Funds hold office until a successor is chosen and qualifies. Officers of the Funds are appointed by the Board of Trustees and hold office until a successor is chosen and qualifies.

2 Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Audit Committee meets on at least a quarterly basis.

3 Designates a member of the Nomination, Compensation & Compliance Committee. The Nomination, Compensation & Compliance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters. The Nomination, Compensation & Compliance Committee meets on at least a quarterly basis.

December 31, 2012 (Unaudited)

The Statement of Additional Information includes additional information about the trustees and is available upon request without charge by calling 888.729.3863 between the hours of 9:00 a.m. and 6:00 p.m. Eastern time or by visiting our website at www.esgshares.com.

This annual report is intended for shareholders of the ESG Shares ETFs only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds' investment objectives, risks and charges and expenses carefully before investing. The Funds' prospectus contains this and other information about the Funds and may be obtained by calling 888.729.3863, e-mailing info@esgshares.com or visiting www.esgsharess.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 888.729.3863or visit www.esgshares.com.

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30 Penhallow Street, Suite 400
Portsmouth NH 03801

888.729.3863
www.esgshares.com

ESG000288

Item 2.           Code of Ethics.

As of December 31, 2012, the Registrant has adopted a “code of ethics,” as such term is defined in paragraph (b) of this Item 2, that applies to all officers of the Registrant, including Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or by a third party.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.           Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Carl H. Doerge, Jr. and Adrian Anderson, who each serve on the Board’s Audit Committee, qualify as “audit committee financial experts,” as such term is defined in paragraph (b) of this Item 3. The Board also has determined that Messrs. Doerge and Anderson are “independent,” as such term is interpreted by subparagraph (a)(2) of this Item 3. The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 of the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4.           Principal Accountant Fees and Services.

(a)           Audit Fees.     The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $18,000 and $18,000 for the fiscal years ended December 31, 2012 and 2011, respectively.

(b)           Audit-Related Fees.     The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ended December 31, 2012 and 2011, respectively.

(c)           Tax Fees.     The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $15,000 and $15,000 for the fiscal years ended December 31, 2012 and 2011, respectively. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

(d)           All Other Fees.     The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, are $0 and $0 for the fiscal years ended December 31, 2012 and 2011, respectively.

(e)           (1)    To the extent required by applicable regulations, the Audit Committee approves in advance all audit and non-audit services rendered to the Registrant by the independent registered public accounting firm and all non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2)     With respect to the services described in paragraphs (b) through (d) of this Item, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X and no amount was required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, or to the Registrant’s investment adviser, or to any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant totaled $0 and $0, for the fiscal years ended December 31, 2012 and 2011, respectively.

(h)           Not applicable.

Item 5.   Audit Committee of Listed Registrants.

The registrant has an audit committee which was established by the Board of Trustees of the Trust in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the registrant’s audit committee are Adrian P. Anderson, Carl H. Doerge, Jr. and Louis F. Laucirica.

Item 6.           Schedule of Investments.

A complete series of schedules of investments are included as part of the Report to Shareholders filed under Item 1

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 9.           Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 10.         Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11.         Controls and Procedures.

(a)           It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)           There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.         Exhibits.

(a)	(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

	(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

	(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)                                 Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Trust II

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President

Date	February 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf by the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date	February 22, 2013

By (Signature and Title)	/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	February 22, 2013